UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2005

                     AVALON DIGITAL MARKETING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   000-28406             77-0511097
           --------                   ---------             ----------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
      of Incorporation)              File Number)        Identification No.)

                        5255 N. Edgewood Drive, Suite 250
                                Provo, Utah 84604
                    (Address of Principal Executive Offices)

                              --------------------


                                 (801) 225-7073
              (Registrant's telephone number, including area code)

                              --------------------


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.
                  -------------------------------------------

         On February 14, 2005, Avalon Digital Marketing Systems, Inc. (the "Company") entered into agreements to lend $125,000 to an entity affiliated with Avalon Acquisition Company, LLC ("Avalon Acquisition"), holder of the Company's Secured Convertible Promissory Notes, and Michael Luther, president of Avalon Acquisition. The loan was provided to pay expenses incurred by the entity on the Company's behalf as part of the Company's continuing exploration and evaluation of strategic alternatives for the Company. The agreements include a Secured Promissory Note in favor of the Company in the principal amount of $125,000, an Assignment as Collateral and Security Agreement, pursuant to which the loan is being secured by a promissory note issued by the Company to Avalon Acquisition, and a Guaranty agreement, pursuant to which Michael Luther has agreed to guaranty the performance and repayment of the loan being made by the Company. The terms of the loan include an interest rate of six percent (6%) per annum and a maturity date of March 31, 2005.

Item 5.02.        Departure of Directors or Principal Officers; Election of
                  ---------------------------------------------------------
                  Directors; Appointment of Principal Officers.
                  ---------------------------------------------

         On February 24, 2005, the Company announced the appointment of William Zang and David Smith as directors of the Company. Messrs. Zang and Smith have also been appointed to the Audit Committee and Compensation Committee of the Board of Directors. The Company also announced that Tyler Thompson has been appointed Chief Executive Officer and director of the Company and that Matthew Greene has been appointed Chief Financial Officer and Secretary of the Company. Messrs. Robert Webber and Charles Matteson will continue as directors of the Company.

         There are no familial relationships between any of Messrs. Zang, Smith, Thompson and Greene and any other director or executive officer of the Company. Since the beginning of the Company's last fiscal year, there have been no transactions, or series of transactions between any of Messrs. Zang and Smith or any member of their immediate families and the Company in which the amount involved exceeded $60,000 and in which Messrs. Zang and Smith or their immediate families have, or will have, a direct or indirect material interest.

         Messrs. Thompson and Greene are principals of the Mulligan Group, which provided financing to the Company prior to its bankruptcy and received in the bankruptcy as partial repayment thereof warrants to purchase up to 293,933 shares of common stock of the Company. Except as described above, since the beginning of the Company's last fiscal year, there have been no transactions, or series of transactions between any of Messrs. Thompson and Greene or any member of their immediate families and the Company in which the amount involved exceeded $60,000 and in which Messrs. Thompson and Greene or their immediate families have, or will have, a direct or indirect material interest.

         Mr. Thompson joined Category 5 Technologies, a predecessor company of the Company, in March 2002, and was appointed President and then Chief Executive Officer of Avalon in 2004. At Category 5, he served as Executive Vice President of Business Development and as a Director. Previously, he was Chairman and Chief Executive Officer of Capture Quest, a rich media technology and solutions provider. Prior to Capture Quest, Mr. Thompson founded and operated the Mulligan Group, a private equity fund focused on real estate development and building operational infrastructures for Internet and high tech start-up companies. Mr. Thompson continues to serve as a principal of the Mulligan Group and as a consultant focusing on mergers and acquisitions, public and private financings, and the purchase, sale, and management of the fund's real estate transactions. Mr. Thompson has extensive experience in direct sales channel management, and has been the owner of various email marketing, list management, and online marketing organizations including the purchase and sale of Excite@Home.com. Previously, Mr. Thompson worked for the Business Software Alliance, the largest business software trade association servicing business software companies with their public policy, anti-piracy, and public relation initiatives. Tyler holds a B.A. from Brigham Young University and a Masters Degree from the Massachusetts Institute of Technology in business and real estate development.


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         Matthew Greene joined Category 5 Technologies, a predecessor company of the Company, in 1999, where he previously served as Executive Vice President of Finance. Category 5 Technologies provided merchant services and innovative, proprietary, ecommerce-enabled software to small and medium sized businesses nationwide. After the merger of Category 5 and MindArrow, he served as a Director of Finance and Corporate Development for the Company, focusing most of his time on the public markets, company public and investor relations initiatives, and managing the due diligence process of several acquisitions by the Company. Mr. Greene founded Evergreene, Inc., a small, private equity fund focusing primarily on real estate transactions and the financing and restructuring of small and medium sized distressed companies. Mr. Greene continues to serve as a principal of Evergreene, Inc. and has closed multiple financings, debt instruments, and acquisitions since Evergreene's inception. Previously, he served as Acquisition Manager for Golfstar Management LLC, a venture formed to acquire golf related real estate throughout the United States. Mr. Greene also previously served as Marketing Manager for Segufix, GmbH, in Hamburg, Germany. Mr. Greene is a graduate of Utah State University, and holds an M.B.A. from the Marriott School of Management at Brigham Young University.

         A copy of the press release issued by the Company on February 24, 2005 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

(c)      Exhibits

Exhibit Number    Description
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99.1              Avalon Digital Marketing Systems, Inc. Press Release dated
                  February 24, 2004.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2005               Avalon Digital Marketing Systems, Inc.



                                      By:      /s/ Tyler Thompson
                                         ------------------------
                                      Name:   Tyler Thompson
                                      Its:    Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit Number     Description
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99.1               Avalon Digital Marketing Systems, Inc. Press Release dated
                   February 24, 2004.







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